Exhibit 10(ii)

                DEFERRED COMPENSATION PLAN FOR BOARD OF DIRECTORS
                           METHOD OF PAYMENT AGREEMENT


     Agreement by and between ___________________________ (the "Director") and PROGRESS ENERGY, INC. (the "Company").

                                   WITNESSETH
                                   ----------

     WHEREAS, Director has served or will serve as a member of the Board of Directors of the Company (the "Board");

     WHEREAS, the Board previously has adopted a Deferred Compensation Plan (the "Plan") for the benefit of the directors, which Plan is incorporated herein;

     WHEREAS, a portion of the Director's annual retainer and certain matching contributions of the Company are automatically deferred under the Plan, and Director has been or will be eligible to defer by means of annual deferral agreements (the "Deferral Agreements") the receipt of some or all of Director's retainer and fees (other than the portion that is automatically deferred) (all amounts automatically or electively deferred under the Plan and the Deferral Agreements being referred to collectively herein as the "Amounts Deferred"), until the calendar year after the year in which Director ceases to be a member of the Board;

     WHEREAS, under the terms of the Plan and the Deferral Agreements, Director has been permitted to elect future payment of the Amounts Deferred in the form of either a single, lump-sum payment or a series of up to ten (10) annual installments.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the premises, the Company and Director hereby agree as follows:

     1. Election of Method of Payment. All Amounts Deferred beginning on or after January 1, 2005, shall be paid (choose one):

     [  ]      Through  the  transfer,  as soon as  practicable  after  the last business day of the calendar year in which Director ceases to be a member of the Board, of a single, lump-sum payment in cash determined in accordance with the applicable Deferral Agreements;
               or

     [  ]      In a series of  _______  annual  installments  (not more than 10)
               commencing  on  the  first  business  day of  the  calendar  year following the year in which Director ceases to be a member of the
               Board.  The  amount  of cash in each  such  installment  shall be determined in accordance with the applicable Deferral Agreements.
               The unpaid portion of the Director's  Unit Account shall continue
               to  be  adjusted,   as  provided  in  the   applicable   Deferral
               Agreements, during the period that Director is receiving such installment payments.

     2. Change of Election. Director may not change the method of payment elected in Section 1 hereunder.

     3. Ratification and Approval of Terms. This Agreement supersedes any prior Method of Payment Agreements with respect to the method of payment of the Amounts Deferred beginning on or after January 1, 2005. The Agreement shall not affect any Deferral or Method of Payment Agreements with respect to the method of payment of Amounts Deferred prior to January 1, 2005. In all other respects, the Plan and the Deferral Agreements as in effect prior to the date of this Agreement are hereby ratified and approved.

     4. Governing Law. This Agreement shall be interpreted in accordance with, and all rights hereunder shall be governed by and construed in accordance with, the laws of the State of North Carolina.

     5. Execution in Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement.


DIRECTOR:                           PROGRESS ENERGY, INC.:


                                    By:
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Director's Signature


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Name                                Name


Date:                               Date:
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